NITCHES, INC.
10280 Camino Santa Fe
San Diego, California 92121

January 5, 2007

VIA EDGAR

Mr. H. Christopher Owings, Assistant Director
U. S. Securities and Exchange Commission
Division of Corporate Finance
One Station Place
701 First Street, N.E.
Washington, D.C. 20002

Re:	Nitches, Inc.
Preliminary Proxy Statement on Schedule 14A
Filed November 7, 2006
File No. 0-13851

Form 10-Q for Fiscal Quarter Ended May 31, 2006 Filed July 21, 2006
File No. 0-13851

Mr. Owings:

        This letter constitutes Nitches, Inc.’s response to your correspondence dated December 4, 2006 with respect to Nitches’ preliminary proxy statement on Schedule 14A (File No. 0-13851).

        We have prepared this letter to facilitate your review of the proxy statement. Set forth below are copies of the comments from your letter, and our detailed responses.

Preliminary Proxy Statement on Schedule l4A

1.	We note that you are soliciting the shareholders’ consent to and ratification of the issuance of 600,000 shares of your common stock for the acquisition of the Home Decor business assets of Taresha, LLC. Since the 600,000 common shares were issued to acquire assets of a going business, it appears that Item 14 of Schedule 14A is applicable. Please revise your document accordingly, or explain to us why you believe disclosure is not required. We may have further comment upon review of your response.

        We are concurrently submitting an amendment to our Preliminary Proxy Statement on Schedule 14A. The amended Proxy Statement clarifies that the shareholder consent is being solicited with respect to the issuance of shares in connection with a related party transaction. The approval is being obtained to meet Nasdaq Marketplace Rules. Shareholder approval of the acquisition is not required under state law. The assets we acquired consisted primarily of inventory and purchase orders. Based on the size of the transaction, we were not required to furnish financial statements or pro forma financial statements for the acquisition under Item 3-05 or 11 of Regulation S-X. Accordingly, we do not believe that Item 14 of Schedule 14A is applicable, and the information required by Item 14 would not be material to an understanding of the impact of the transaction on Nitches.

2.	Please expand your disclosure to discuss how the acquisition, including the shares of common stock already issued as consideration, will be treated should you fail to obtain shareholder consent to and ratification of the acquisition.

     We have expanded our disclosure to state that in the event that we fail to obtain shareholder consent to the transaction we will be in breach of the Acquisition Agreement with Taresha, LLC and that there are no other agreements or arrangements in place that would restrict Taresha LLC’s exercise of its legal and equitable remedies.

Form 10-Q for Fiscal Quarter Ended May 31, 2006

Controls and Procedures. page 14

3.	We note your disclosure that your chief executive and chief financial officer concluded that your disclosure controls and procedures “[a]re effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits with the Securities and Exchange Commission is accumulated and communicated to management, . . .as appropriate to allow timely decisions regarding required disclosure.” We also note that the following sentence continues to state that your chief executive and chief financial officer “[c]oncluded that the information required to be disclosed in these filings is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the Commission.” It appears that the effectiveness conclusion does not specifically extend to the second part of the definition of disclosure controls and procedures, as disclosed in the second sentence. Accordingly, please revise to disclose, if true, that your disclosure controls and procedures are effective to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. See Exchange Act Rule 13a-15(e).

     On December 20, 2006, we filed Amendment No. 1 to our Quarterly Report on Form 10-Q for the period ended May 31, 2006 (the “Amended 10-Q) to correct our disclosure concerning Part I, Item 4. Controls and Procedures.

4.	Your disclosure does not appear to address Item 308(c) of Regulation S-K. Accordingly, please confirm, if true, that there were no changes in your internal control over financial reporting that occurred during the last fiscal quarter that has materially affected or is reasonably likely to materially affect, your internal control over financial reporting.

     Our revised disclosure under Part 1, Item 4 of our Amended 10-Q includes the information required by Item 308(c) of Regulation S-K.

5.	We note that in the three most recent quarterly reports as well as in the most recent annual report, your chief executive and chief financial officer concluded that your disclosure controls and procedures were effective, please tell us the basis for your chief executive and chief financial officer’s effectiveness conclusion for each of those periods, given that it was necessary for you to file a Form 12b-25 for each of those reports.

Our revised disclosure under Part 1, Item 4 of our Amended 10-Q discusses a weakness in our ability to timely process and report information during the period.

6.	Please note that the exact wording of the certification provided in Item 601(b)(31) of Regulation S-K is required. For example, paragraph 4(d) does not include the parenthetical language and the introductory language in paragraph 5 does not include the language “of internal control over financial reporting.” Please revise your 302 certification to use the exact wording of the certification provided in Item 601(b)(31) of Regulation S-K.

We have included an updated 302 certification with our Amended 10-Q which include the exact wording of Item 601(b)(31) of Regulation S-K.

7.	We note that the 906 certification has not been dated. Please revise accordingly.

We have included an updated 906 certification with our Amended 10-Q which has been dated.

Thank you for your assistance in this matter. Please call me at (858) 625-2636 or James Mercer of Duane Morris LLP, counsel to Nitches, at (619) 744-2209 if you have any questions, or if I can be of any assistance.

Sincerely,

/s/	Steven P. Wyandt
Chief Executive Officer